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                                                                    Exhibit 23.1

                   Consent of Independent Public Accountants
                   -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 1999 included in The ServiceMaster Company's Form 10-K for year ended December 31, 1998 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP

Chicago, Illinois
November 19, 1999

                                     II-11